UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 16, 2006

FelCor Lodging Trust Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-14236	75-2541756
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Frwy., Suite 1300 Irving, Texas		75062
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(972) 444-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)       Richard O. Jacobson retired from the Company’s Board of Directors effective with the expiration of his current term in connection with the annual meeting of stockholders held May 16, 2006. The Company issued a press release regarding the retirement of Mr. Jacobson and the earlier retirement of Michael D. Rose from the Board of Directors. A copy of the press release is furnished as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description of Exhibit

99.1	Press release issued by the Company on May 17, 2006, announcing the retirements of Richard O. Jacobson and Michael D. Rose from the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELCOR LODGING TRUST

INCORPORATED

Date: May 19, 2006	By:	/s/ Lawrence D. Robinson
	Name:	Lawrence D. Robinson
	Title:	Executive Vice President,

General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press release issued by the Company on May 17, 2006, announcing the retirements of Richard O. Jacobson and Michael D. Rose from the Board of Directors.